                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                      INTERCOMPANY SUBORDINATION AGREEMENT

          THIS SUBORDINATION AGREEMENT (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), dated as of December 23,
2004, made by each of the undersigned (each, a "Party" and, together with any entity that becomes a party to this Agreement pursuant to Section 9 hereof, the
"Parties") and Deutsche Bank Trust Company Americas, as collateral agent (in such capacity, together with any successor agent, the "Collateral Agent"), for the benefit of the Senior Creditors (as defined below). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement referred to below.

                                   WITNESSETH:

          WHEREAS, CSA Acquisition Corp. ("Holdings"), Cooper-Standard
Automotive Inc. (the "U.S. Borrower"), Cooper-Standard Automotive Canada Limited
(the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), the lenders from time to time party thereto (the "Lenders"), Lehman Commercial
Paper Inc., as Syndication Agent (in such capacity, the "Syndication Agent"),
Goldman Sachs Credit Partners L.P., UBS Securities LLC and Scotia Capital, as
Co-Documentation Agent (in such capacity, each, a "Co-Documentation Agent" and, collectively, the "Co-Documentation Agents"), Deutsche Bank Securities Inc. and
Lehman Brothers Inc, as Joint Lead Arrangers and Joint Bookrunners (in such capacity, each a "Joint Lead Arranger" and, collectively, the "Joint Lead
Arrangers"), and Deutsche Bank Trust Company Americas, as Administrative Agent
(in such capacity, the "Administrative Agent"), have entered into a Credit
Agreement, dated as of December 23, 2004, providing for the making of Loans to the Borrowers and, the issuance of, and participation in, Letters of Credit for the respective accounts of the Borrowers, all as contemplated therein (with the
Lenders, the Syndication Agent, the Co-Documentation Agents, the Joint Lead
Arrangers, the Administrative Agent and the Collateral Agent being herein called the "Lender Creditors") (as used herein, the term "Credit Agreement" means the
Credit Agreement described above in this paragraph, as the same may be amended, restated, modified, supplemented or extended from time to time, and including any agreement extending the maturity of or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement, whether or not with the same agent, trustee, representative, lenders or holders;

          WHEREAS, each Borrower and/or one or more of their respective
Subsidiaries may at any time and from time to time enter into one or more Swap
Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Hedging
Creditors", with each such Swap Agreement with a Hedging Creditor being herein called a "Secured Hedging Agreement);

          WHEREAS, pursuant to the Holdings Guaranty, Holdings has guaranteed to the Guaranteed Creditors the payment when due of all Holdings Guaranteed
Obligations (as defined in the Credit Agreement);

          WHEREAS, pursuant to the U.S. Borrower Guaranty, the U.S. Borrower has
guaranteed to the Guaranteed Creditors the payment when due of all of the U.S.
Borrower's Guaranteed Obligations (as defined in the Credit Agreement);

          WHEREAS, pursuant to the U.S. Subsidiaries Guaranty, each U.S.
Subsidiary Guarantor has jointly and severally guaranteed to the Guaranteed
Creditors the payment when due of all Guaranteed Obligations (as defined in the
Subsidiaries Guaranty);

          WHEREAS, on the date hereof, the U.S. Borrower has issued the Senior
Notes in aggregate principal amount of $200,000,000 (with the holders from time to time of such Senior Notes being herein called the "Senior Notes Creditors")
pursuant to the Senior Notes Indenture;

          WHEREAS, Holdings and certain Subsidiary Guarantors have guaranteed the repayment in full of the Senior Notes pursuant to the Senior Notes
Indenture;

          WHEREAS, on the date hereof, the U.S. Borrower has issued the Senior
Subordinated Notes in aggregate principal amount of $350,000,000 (with the holders from time to time of such Senior Subordinated Notes being herein called the "Senior Subordinated Notes Creditors") pursuant to the Senior Subordinated
Notes Indenture;

          WHEREAS, Holdings and certain Subsidiary Guarantors have guaranteed the repayment in full of the Senior Subordinated Notes pursuant to the Senior
Subordinated Notes Indenture;

          WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that this Agreement be executed and delivered by the original Parties hereto;

          WHEREAS, additional Parties may from time to time become parties hereto in order to allow for certain extensions of credit in accordance with the requirements of the Credit Agreement, the Senior Notes Documents and the Senior
Subordinated Notes Documents;

          WHEREAS, each of the Parties hereto desires to execute this Agreement to satisfy the conditions described in the immediately preceding paragraphs.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Parties and the
Collateral Agent (for the benefit of the Senior Creditors) hereby agree as follows:

          1. The Subordinated Debt (as defined in Section 7 hereof) and all payments of principal, interest, and all other amounts thereunder are hereby, and shall continue to be, subject and subordinate in right of payment to the prior payment in full, in cash, of all Senior Indebtedness to the extent, and in the manner set forth herein. The foregoing shall apply,

notwithstanding the availability of other collateral to the Senior Creditors or the holders of Subordinated Debt or the actual date and time of execution, delivery, recordation, filing or perfection of any security interests granted with respect to the Senior Indebtedness or the Subordinated Debt, or the lien or priority of payment thereof, and in any instance wherein the Senior Indebtedness or any claim for the Senior Indebtedness is subordinated, avoided or disallowed, in whole or in part, under the Bankruptcy Code or other applicable federal, foreign, state or local law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the Bankruptcy Code or other applicable federal, foreign, state or local law (each, a "Bankruptcy
Proceeding"), the Senior Indebtedness shall include all interest accrued on the
Senior Indebtedness, in accordance with and at the rates specified in the Senior
Indebtedness, both for periods before and for periods after the commencement of any of such proceedings, even if the claim for such interest is not allowed pursuant to the Bankruptcy Code or other applicable law.

          2. Each Party (as a lender of any Subordinated Debt) hereby agrees that until all Senior Indebtedness has been repaid in full in cash:

          (a) Such Party shall not, without the prior written consent of the
     Required Senior Creditors (as defined in Section 7 hereof), which consent may be withheld or conditioned in the Required Senior Creditors' sole discretion, commence, or join or participate in, any Enforcement Action (as defined in Section 7 hereof).

          (b) In the event that (i) all or any portion of any Senior
     Indebtedness becomes due (whether at stated maturity, by acceleration or otherwise), (ii) any Event of Default under the Credit Agreement or any event of default under, and as defined in, any other Senior Indebtedness
     (or the documentation governing the same), then exists or would result from such payment on the Subordinated Debt (including, without limitation, pursuant to Section 10.08 of the Credit Agreement) (unless cured or waived)
     or (iii) any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, is made of all or any part of the property, assets or business of Holdings or any of its
     Subsidiaries or the proceeds thereof, in whatever form, to any creditor or creditors of Holdings or any of its Subsidiaries or to any holder of indebtedness of Holdings or any of its Subsidiaries by reason of any liquidation, dissolution or other winding up of Holdings, any of its
     Subsidiaries or their respective businesses, or by reason of any receivership or custodianship for Holdings or any of its Subsidiaries or of all or substantially all of their respective property, or by reason of any insolvency or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against Holdings or any of its
     Subsidiaries for any relief under any bankruptcy, reorganization or insolvency law or laws, federal, foreign, state or local, or any law, federal, foreign, state or local relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, then, and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Subordinated Debt or which has been received by any Party shall be held in trust by such Party for the benefit of the Senior Creditors and shall forthwith be paid or delivered directly to the Senior Creditors for application to the payment of the
     Senior Indebtedness (after giving effect to the relative priorities of such
     Senior Indebtedness) to the extent necessary to

     make payment in full in cash of all sums due under the Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the Senior Creditors. In any such event, the Senior
     Creditors may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Subordinated
     Debt. In the event of the occurrence of any event referred to in subclauses
     (i), (ii) or (iii) of the preceding sentence of this clause (b) above and until the Senior Indebtedness shall have been fully paid in cash and satisfied and all of the obligations of Holdings or any of its Subsidiaries to the Senior Creditors have been performed in full, no payment of any kind or character (whether in cash, property, securities or otherwise) shall be made to or accepted by any Party in respect of the Subordinated Debt.
     Notwithstanding anything to the contrary contained above, if one or more of the events referred to in subclauses (i) through (iii) of the first sentence of this clause (b) is in existence, the Required Senior Creditors may agree in writing that payments may be made with respect to the
     Subordinated Debt which would otherwise be prohibited pursuant to the provisions contained above, provided that any such waiver shall be specifically limited to the respective payment or payments which the
     Required Senior Creditors agree may be so paid to any Party in respect of the Subordinated Debt.

          (c) If such Party shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in any of the assets or properties of Holdings or any of its Subsidiaries, that lien, estate, right or other interest shall be subordinate in right of payment to the
     Senior Indebtedness and the lien of the Senior Indebtedness as provided herein, and such Party hereby waives any and all rights it may acquire by subrogation or otherwise to any lien of the Senior Indebtedness or any portion thereof until such time as all Senior Indebtedness has been repaid in full in cash.

          (d) Such Party shall not pledge, assign, hypothecate, transfer, convey or sell any Subordinated Debt or any interest in any Subordinated Debt to any entity (other than in accordance with the relevant requirements of the
     Credit Agreement to a Credit Party which is a Party hereto) without the prior written consent of the Administrative Agent (with the prior written consent of the Required Senior Creditors).

          (e) After request by the Administrative Agent or the Required Senior
     Creditors, such Party shall promptly furnish the Senior Creditors with a statement, duly acknowledged and certified setting forth the original principal amount of the notes evidencing the indebtedness of the
     Subordinated Debt, the unpaid principal balance, all accrued but unpaid interest and any other sums due and owing thereunder, the rate of interest, the monthly payments and that, to the best knowledge of such Party, there exists no defaults under the Subordinated Debt, or if any such defaults exist, specifying the defaults and the nature thereof.

          (f) In any case commenced by or against Holdings or any of its
     Subsidiaries or under Chapter 11 of the Bankruptcy Code or any similar provision thereof, or any similar federal, foreign, state or local statute
     (a "Reorganization Proceeding"), to the extent permitted by applicable law, the Required Senior Creditors shall have the

     exclusive right to exercise any voting rights in respect of the claims of such Party against Holdings or any of its Subsidiaries.

          (g) If, at any time, all or part of any payment with respect to Senior
     Indebtedness theretofore made (whether by Holdings, either Borrower or any other Person or enforcement of any right of setoff or otherwise) is rescinded or must otherwise be returned by the holders of Senior
     Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Holdings, either Borrower or such other Persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

          (h) Such Party shall not object to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations or similar stipulations executed by the Senior Creditors in any Reorganization Proceeding or any other proceeding under the Bankruptcy
     Code.

          (i) Such Party waives any marshalling rights with respect to the
     Senior Creditors in any Reorganization Proceeding or any other proceeding under the Bankruptcy Code.

          3. Each Party hereby represents, warrants and covenants as follows:

          (a) each Party hereby agrees to deliver a schedule setting forth all
     Intercompany Debt to the Administrative Agent promptly after any request by the Administrative Agent or the Required Senior Creditors (although any failure to deliver such a supplement shall have no effect whatsoever on the subordination provisions contained herein, which shall apply to all
     Subordinated Debt whether or not listed on said schedule); and

          (b) each Party hereby covenants and agrees that it will not lend, hold or permit to exist any Intercompany Debt owed by it or to it (in accordance with the definition thereof contained herein) unless each obligee, or obligor, as the case may be, with respect to such Intercompany Debt is (or concurrently with such extension becomes) a Party to this Agreement.

          4. Any payments made to, or received by, any Party in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Agreement and applied on the same basis as payments made directly by the obligor under such Subordinated Debt. To the extent that Holdings or any of its Subsidiaries (other than the respective obligor or obligors which are already Parties hereto) provides a guaranty or any security in support of any
Subordinated Debt, the Party which is the lender of the respective Subordinated
Debt will cause each such Person to become a Party hereto (if such Person is not already a Party hereto) not later than the date of the execution and delivery of the respective guarantee or security documentation, provided that any failure to comply with the foregoing requirements of this Section 4 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments received with respect to any guarantee or

security for any Subordinated Debt, whether or not the Person furnishings such guarantee or security is a Party hereto).

          5. Each Party hereby acknowledges and agrees that no payments will be accepted by it in respect of the Subordinated Debt (unless promptly turned over to the holders of Senior Indebtedness) to the extent such payments would be prohibited under any Senior Indebtedness (or the documentation governing the same).

          6. In addition to the foregoing agreements, each Party hereby acknowledges and agrees that, with respect to all Intercompany Debt (whether or not same constitutes Subordinated Debt), that (x) such Intercompany Debt (and any promissory notes or other instruments evidencing same) may be pledged, and delivered for pledge, by Holdings or any of its Subsidiaries pursuant to any
Security Document (as used herein, the term "Security Documents" shall have the meaning provided in the Credit Agreement) to which Holdings or the respective such Subsidiary is, or at any time in the future becomes, a party and (y) with respect to all Intercompany Debt so pledged, the Collateral Agent shall be entitled to exercise all rights and remedies with respect to such Intercompany
Debt to the maximum extent provided in the various Security Documents (in accordance with the terms thereof and subject to the requirements of applicable law). Furthermore, with respect to all Intercompany Debt at any time owed to
Holdings or any of its Subsidiaries which is a Credit Party, and notwithstanding anything to the contrary contained in the terms of such Intercompany Debt, each obligor (including any guarantor) and obligee with respect to such Intercompany
Debt hereby agrees, for the benefit of the holders from time to time of the
Senior Indebtedness, that the Administrative Agent or the Collateral Agent may at any time, and from time to time, acting on its own or at the request of the
Required Senior Creditors, accelerate the maturity of such Intercompany Debt if
(x) any obligor (including any guarantor) of such Intercompany Debt is subject to any Bankruptcy Proceeding or (y) if the Lenders shall have exercised any remedies pursuant to the Credit Agreement as a result of the occurrence of an
Event of Default (including any acceleration of the loans or the termination of commitments thereunder). Any such acceleration of the maturity of any
Intercompany Debt shall be made by written notice by the Administrative Agent or
Collateral Agent to the obligor on the respective Intercompany Debt; provided that no such notice shall be required (and the acceleration shall automatically occur) upon the occurrence of a Bankruptcy Proceeding with respect to the respective obligor (or any guarantor) of the respective Intercompany Debt or upon (or following) any acceleration of the maturity of any Loans pursuant to the Credit Agreement.

          7. Definitions. As and in this Agreement, the terms set forth below shall have the respective meanings provided below:

               "Credit Document Obligations Termination Date" shall mean the first date after the Initial Borrowing Date upon which all Commitments and
     Letters of Credit under the Credit Agreement have terminated and all Credit
     Document Obligations have been paid in full in cash.

               "Enforcement Action" shall mean any acceleration of all or any part of the Subordinated Debt, the institution of a Bankruptcy Proceeding against Holdings or any of its Subsidiaries, or the taking of any other enforcement action (including, without

     limitation, the taking of any foreclosure proceeding, the exercise of any power of sale, the obtaining of a receiver, the suing on, or otherwise taking action to enforce the obligation of Holdings or any of its
     Subsidiaries to pay any amounts relating to any Subordinated Debt, the exercising of any banker's lien or rights of set-off or recoupment with respect to Subordinated Debt) against Holdings or its Subsidiaries or against any asset or property of Holdings or its Subsidiaries to recover
     Subordinated Debt.

               "Intercompany Debt" shall mean any Indebtedness, whether now existing or hereinafter incurred, owed by Holdings or any Subsidiary of
     Holdings to Holdings or any other Subsidiary of Holdings.

               "Obligation" shall mean any principal, interest, premium,
     penalties, fees, indemnities and other liabilities and obligations payable under the documentation governing any Intercompany Debt or any other indebtedness (including, without limitation, all interest, fees and other charges accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation therefor, whether or not such interest, fees and charges are an allowed claim in such proceeding).

               "Required Senior Creditors" shall mean (i) the Required Lenders
     (or, to the extent required by Section 13.12 of the Credit Agreement, each of the Lenders) at all times prior to the Credit Document Obligations
     Termination Date, and (ii) the holders of at least a majority of the outstanding Senior Indebtedness at all times after the Credit Document
     Obligations Termination Date and prior to the repayment in full, in cash, of all outstanding Obligations with respect to Senior Indebtedness.

               "Secured Hedging Agreements" shall have the meaning provided in the recitals to this Agreement.

               "Senior Creditors" shall mean all holders from time to time of any Senior Indebtedness and shall include, without limitation, the Lender
     Creditors, the Hedging Creditors, the Senior Notes Creditors and the Senior
     Subordinated Notes Creditors.

               "Senior Indebtedness" shall mean:

               (i) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, Fees and interest thereon) of each Credit Party (whether as obligor, guarantor or otherwise) to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with each Credit Document to which it is at any time a party
          (including, without limitation, all such obligations and liabilities of each Credit Party under the Credit Agreement (if a party thereto)
          and under each Guaranty (if a party thereto) or under any other guarantee by it of obligations pursuant to the Credit Agreement) and the due performance and compliance by each Credit Party with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to

          Secured Hedging Agreements, being herein collectively called the
          "Credit Document Obligations");

               (ii) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Credit Party to the Hedging
          Creditors, now existing or hereafter incurred under, arising out of or in connection with any Secured Hedging Agreement (including, without limitation, all such obligations and liabilities of such Credit Party under the Guaranties (if a party thereto) with respect thereto or under any other guarantee by it of obligations pursuant to any Secured
          Hedging Agreement) and the due performance and compliance by each
          Credit Party with the terms of each such Secured Hedging Agreement
          (all such obligations and liabilities under this clause (ii) being herein collectively called the "Hedging Obligations");

               (iii) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Credit Party to the Senior Notes
          Creditors, now existing or hereafter incurred under, arising out of or in connection with any Senior Notes Documents (including, without limitation, all such obligations and liabilities under any guarantees relating thereto) and the due performance and compliance by each
          Credit Party with the terms of each such Senior Notes Document (all such obligations and liabilities under this clause (iii) being herein collectively called the "Senior Note Obligations"); and

               (iv) all Obligations (including Obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Credit Party to the Senior
          Subordinated Notes Creditors, now existing or hereafter incurred under, arising out of or in connection with any Senior Subordinated
          Notes Documents (including, without limitation, all such obligations and liabilities under any guarantees relating thereto) and the due performance and compliance by each Credit Party with the terms of each such Senior Subordinated Notes Document (all such obligations and liabilities under this clause (iv) being herein collectively called the "Senior Subordinated Note Obligations").

               "Subordinated Debt" shall mean the principal of, interest on, and all other amounts owing from time to time in respect of all Intercompany
     Debt (including, without limitation, pursuant to guarantees thereof or security therefor) at any time outstanding, provided that Subordinated Debt shall not include any Intercompany Debt which is (1) owed by any Person to the U.S. Borrower, (2) owed by any Person (other than a U.S. Credit Party)
     to the Canadian Borrower, (3) owed by any Person that is not a Credit Party to any other Person, (4) owed by any Canadian Credit Party to any U.S.
     Credit Party, (5) owed by any U.S. Credit Party (other than the U.S.
     Borrower) to any other U.S. Credit Party and (6) owed by any Canadian
     Credit Party (other than the Canadian Borrower) to any other Canadian
     Credit Party.

          8. Each Party agrees to be fully bound by all terms and provisions contained in this Agreement, both with respect to any Subordinated Debt
(including any guarantees thereof and security therefor) owed to it, and with respect to all Subordinated Debt (including all guarantees thereof and security therefor) owing by it.

          9. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Senior
Indebtedness shall become a Party hereunder by executing a counterpart hereof
(or an assumption agreement in form and substance satisfactory to the Collateral
Agent) and delivering same to the Collateral Agent.

          10. No failure or delay on the part of any party hereto or any holder of Senior Indebtedness in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

          11. Each Party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement, in the event any Party fails to comply with its obligations hereunder, the Collateral
Agent, the Administrative Agent or the holders of Senior Indebtedness shall have the right to obtain specific performance of the obligations of such defaulting
Party, injunctive relief or such other equitable relief as may be available.

          12. Any notice to be given under this Agreement shall be in writing and shall be sent in accordance with the provisions of the Credit Agreement.

          13. In the event of any conflict between the provisions of this
Agreement and the provisions of the Subordinated Debt, the provisions of this
Agreement shall prevail.

          14. No person other than the parties hereto, the Senior Creditors from time to time and their successors and assigns as holders of the Senior
Indebtedness and the Subordinated Debt shall have any rights under this
Agreement.

          15. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          16. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party, provided that amendments hereto shall be effective as against the Senior Creditors if executed and delivered by the Required Senior Creditors at such time.

          17. In case any one or more of the provisions confined in this
Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

          18. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) Any legal action or proceeding with respect to this Agreement or any other Credit Document to which any Party is a party may be brought in the courts of the State of New York or of the United States of America for the
Southern District of New York in each case which are located in the City of New
York, and, by execution and delivery of this Agreement, each Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Party hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Party, and agrees not to plead or claim in any legal action or proceeding with respect to this Agreement or any other Credit Document to which such Party is a party brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Party. Each Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party at its address set forth opposite is signature below, such service to become effective 30 days after such mailing. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit
Document to which such Party is a party that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the
Senior Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Party in any other jurisdiction.

          (c) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY
NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR
PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER
CREDIT DOCUMENT TO WHICH IT IS A PARTY BROUGHT IN THE COURTS REFERRED TO IN
CLAUSE (B) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD
OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH
COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (d) EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS
AGREEMENT, ANY OTHER CREDIT DOCUMENT TO WHICH IT IS A PARTY OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

          19. This Agreement shall bind and inure to the benefit of the
Collateral Agent, the other Senior Creditors and each Party and their respective successors, permitted transferees and assigns.

    [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

                                       10

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                     CSA ACQUISITION CORP.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE INC.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE CANADA LIMITED

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President and Director

                                     COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS
                                     MEXICO HOLDING LLC

                                     By: COOPER-STANDARD AUTOMOTIVE INC.,
                                     as Sole Member

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE NC L.L.C.

                                     By: COOPER-STANDARD AUTOMOTIVE INC.,
                                     as Sole Member

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE OH, LLC

                                     By: COOPER-STANDARD AUTOMOTIVE INC.,
                                     as Sole Member

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     CSA SERVICES INC.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     NISCO HOLDING COMPANY

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement

                                     NORTH AMERICAN RUBBER,
                                     INCORPORATED

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     STANTECH, INC.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     STERLING INVESTMENTS COMPANY

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     WESTBORN SERVICE CENTER, INC.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE UK FLUID SYSTEMS
                                     LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     COOPER-STANDARD AUTOMOTIVE (DEUTSCHLAND)
                                     GMBH

                                     By: /s/ Joseph J. Emmi
                                         ---------------------------------------
                                         Name: Joseph J. Emmi
                                         Title: Vice President/Managing Director

                                     COOPER-STANDARD AUTOMOTIVE ESPANA, S.A.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE CESKA REPUBLIKA
                                     S.R.O.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE BRASIL FLUID
                                     SYSTEMS LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                                     COOPER-STANDARD AUTOMOTIVE INDIA PRIVATE
                                     LIMITED

                                     By: /s/ K.K. Tiwari
                                         ---------------------------------------
                                         Name: K.K. Tiwari
                                         Title: Managing Director

                                     COOPER-STANDARD SERVICES KOREA, INC.

                                     By: /s/ Timothy W. Hefferon
                                         ---------------------------------------
                                         Name: Timothy W. Hefferon
                                         Title: Secretary

                                     COOPER-STANDARD AUTOMOTIVE FRANCE S.A.S.

                                     By: /s/ Grieto Lukje
                                         ---------------------------------------
                                         Name: Grieto Lukje
                                         Title: President

                                     TECHNISTAN SNC

                                     By: /s/ Gilbert Wolfhugel Gerant
                                         ---------------------------------------
                                         Name: Gilbert Wolfhugel Gerant
                                         Title: Authorized Secretary

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE (AUSTRALIA)
                                     PTY. LTD.

                                     By: /s/ Alister Lee
                                         ---------------------------------------
                                         Name: Alister Lee
                                         Title: Managing Director

                                     COOPER-STANDARD AUTOMOTIVE UK SEALING
                                     LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     STANDARD PRODUCTS MOULD & TOOL CO. LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     HUNTINGDON RUBBER COMPANY LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     STANDARD PRODUCTS (UK) LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                          Signature Page to Intercompany Subordination Agreement

                                     THE STANDARD PRODUCTS COMPANY (EUROPE)
                                     LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     BIRD MOULD AND TOOL COMPANY LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     SILENT CHANNEL PRODUCTS LIMITED

                                     By: /s/ Michael Anderson
                                         ---------------------------------------
                                         Name: Michael Anderson
                                         Title: Director

                                     COOPER-STANDARD AUTOMOTIVE KOREA, INC.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPERMEX S.A. DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: President

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE DE MEXICO S.A.
                                     DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE POLSKA SP.
                                     Z.O.O.

                                     By: /s/ Pietr Gaska
                                         ---------------------------------------
                                         Name: Pietr Gaska
                                         Title: Authorized Signatory

                                     ITATIAIA STANDARD INDUSTRIA E COMERCIO
                                     LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                                     COOPER-STANDARD AUTOMOTIVE SERVICES S.A.
                                     DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE SEALING DE
                                     MEXICO, S.A. DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE FLUID SYSTEMS
                                     DE MEXICO, S. DE R.L. DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD AUTOMOTIVE DE MEXICO FLUID
                                     SERVICES, S. DE R.L. DE C.V.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     SPB COMERCIO E PARTICIPACOES LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                                     ITATIAIA STANDARD INDUSTRIAL LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE BRASIL SEALING
                                     LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                                     CSA (BARBADOS) INVESTMENT CO. LTD.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Chairman and Vice President

                                     COOPER SAIYANG WUHU AUTOMOTIVE CO., LTD.

                                     By: /s/ Steven Yu
                                         ---------------------------------------
                                         Name: Steven Yu
                                         Title: Director of China Business
                                         Development

                                     COOPER-STANDARD KUNSHAN AUTOMOTIVE CO.,
                                     LTD.

                                     By: /s/ Steven Yu
                                         ---------------------------------------
                                         Name: Steven Yu
                                         Title: Director of China Business
                                         Development

                          Signature Page to Intercompany Subordination Agreement

                                     COOPER-STANDARD AUTOMOTIVE UK PENSION TRUST
                                     LTD.

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     COOPER-STANDARD CHONGQING AUTOMOTIVE CO.,
                                     LTD.

                                     By: /s/ Steven Yu
                                         ---------------------------------------
                                         Name: Steven Yu
                                         Title: Director of China Business
                                         Development

                                     CS AUTOMOTIVE LLC

                                     By: COOPER-STANDARD AUTOMOTIVE CANADA
                                         LIMITED, its Member

                                     By: /s/ Allen J. Campbell
                                         ---------------------------------------
                                         Name: Allen J. Campbell
                                         Title: Vice President

                                     CSA HOLDING (DEUTSCHLAND) GMBH

                                     By: /s/ Gerald F. Willinger
                                         ---------------------------------------
                                         Name: Gerald F. Willinger
                                         Title: Managing Director

                          Signature Page to Intercompany Subordination Agreement

                                     CSA BETEILIGUNGEN (DEUTSCHLAND) GMBH

                                     By: /s/ Gerald F. Willinger
                                         ---------------------------------------
                                         Name: Gerald F. Willinger
                                         Title: Managing Director

                                     CSA HOLDING DO BRAZIL LTDA.

                                     By: /s/ Alfonso Lopez
                                         ---------------------------------------
                                         Name: Alfonso Lopez
                                         Title: Director Presidente

                          Signature Page to Intercompany Subordination Agreement

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as
                                     Collateral Agent

                                     By: /s/ Marguerite Sutton
                                         ---------------------------------------
                                         Name: Marguerite Sutton
                                         Title: Vice President

                          Signature Page to Intercompany Subordination Agreement